Exhibit 10.3

SECOND AMENDMENT TO THE

EMPLOYMENT AGREEMENT

OF

WILLIAM RESTREPO

           This Second Amendment to the Employment Agreement of William Restrepo ("Second Amendment") is made and entered into as of September 8, 2006 by and between SEITEL, INC., a Delaware corporation (together with its successors and assigns, the "Company"), and William Restrepo (the "Executive").

WITNESSETH

           WHEREAS, the Company and Executive entered into an Employment Agreement as of July 14, 2005, which was amended and restated October 19, 2005 ("Employment Agreement"); and

           WHEREAS, in accordance with Section 14 of the Employment Agreement, the Company and Executive desire to amend the Employment Agreement.

           NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (each individually a "Party" and together the "Parties") agree as follows:

           1.        Amendment.  Section 9(k) of the Employment Agreement is hereby removed from the Employment Agreement in its entirety, and the Parties shall have no further obligations or rights under Section 9(k) the Employment Agreement.

           2.        Miscellaneous.  The Agreement, as amended hereby, remains in full force and effect on the date hereof.  This amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.  All questions concerning the validity, operation and interpretation of this amendment and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of Texas, without giving effect to conflict of law rules or principles, except as preempted by applicable federal law.  This amendment shall be effective on and as of the date first above written.

           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of September 8, 2006.

SEITEL, INC.                                                                THE EXECUTIVE

By:  /s/ Robert D. Monson                                                 By:  /s/ William Restrepo

       Robert D. Monson                                                            William Restrepo

       President and Chief Executive Officer